                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED JANUARY 6, 1997)
                (TO PROSPECTUS SUPPLEMENT DATED JANUARY 6, 1997)

                                     PROSPECTUS NUMBER: 1455
                                     DATED: JANUARY 27, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Treasury Rate


INDEX MATURITY:           Three Months


TRADE DATE:               January 27, 1997


SETTLEMENT DATE:          February 14, 1997


MATURITY DATE:            February 15, 2000


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.300%
                          (Plus thirty bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    7.25%


MINIMUM INTEREST RATE:    3.00%


INTEREST RESET DATES:     Quarterly, two business days prior to each Interest Payment
                          Date


INTEREST PAYMENT DATES:   The fifteenth of February, May, August, and November,
                          commencing May 15, 1997, through the Maturity Date; subject to modified following business day convention.


INITIAL INTEREST RATE:    5.50%


FORM:                     Book-entry

